Exhibit 99.1

CMS ENERGY ANNOUNCES THIRD QUARTER EARNINGS OF $0.34 PER SHARE; CONTINUES HIGH END ADJUSTED EARNINGS GUIDANCE OF $1.76 TO $1.78 PER SHARE — UP 6%-7%

JACKSON, Mich., October 23, 2014 — CMS Energy announced today reported net income of $94 million, or $0.34 per share, for the third quarter of 2014 and $381 million, or $1.39 per share, for the first nine months of the year.  Adjusted (non-Generally Accepted Accounting Principles) earnings per share for the third quarter were $103 million, or $0.37 per share, and for the first nine months were $390 million, or $1.42 per share.

CMS Energy reaffirmed its 2014 adjusted earnings per share guidance of $1.76 to $1.78, consistent with the company’s long-term plan of 5 percent to 7 percent annual earnings per share growth.

“We’re proud to maintain our high end guidance, a strong indication of the successful execution of our long-term business strategy and customer-focused operations,” said John Russell, CMS Energy’s president and chief executive officer.

For the first nine months of 2014, CMS Energy emphasized ongoing improvements in customer satisfaction, cost reductions and innovative approaches to grow Michigan’s economy.

Russell noted that CMS Energy’s principal subsidiary, Consumers Energy, is implementing a comprehensive approach to improving quality in all aspects of its statewide operations with a specific focus on customers.

“Our employees are demonstrating commitment to continuous improvement in our customers’ first-time experience. This comprehensive, data-driven quality improvement program is working. It is strengthening our ties to customers and the communities we serve,” Russell said.

As part of its commitment to help grow Michigan’s economy, Consumers Energy proposed electric rates that would reduce costs for large, energy-intensive business customers, which are also major employers. If approved, electric rates would be reduced for these customers on average by about five percent, with larger, energy-intensive industrial customers seeing reductions of up to 15 percent.

In other quarterly highlights, the Federal Energy Regulatory Commission approved the Company’s previously-announced $155 million acquisition of a 540 megawatt clean burning natural gas plant in its hometown of Jackson, Michigan. The acquisition is scheduled for completion in late 2015 and the plant will join the Company’s generating fleet in the first quarter of 2016.

At the Company’s natural gas utility, the new 24-mile, 36 inch, $88 million Southwest Michigan natural gas pipeline began operations following a year-long project that created 300 construction jobs.  The pipeline completes a 90 mile dual gas transmission pipeline corridor, increasing value, reliability and safety for the company’s 1.7 million gas customers.

Also, CMS Energy implemented the environmental remedies required at Bay Harbor, and provided, through a three cent per share charge, for an updated estimate of ongoing operating and maintenance costs over the next twenty years.

Finally, Consumers Energy was ranked number one for sustainability among its peers in a worldwide survey by Sustainalytics, a leading global research firm.

CMS Energy (NYSE: CMS) is a Michigan-based company that has an electric and natural gas utility, Consumers Energy, as its primary business and also owns and operates independent power generation businesses.

# # #

CMS Energy will hold a webcast to discuss its 2014 third quarter results and provide a business and financial outlook on October 23 at 8:30 AM (EDT).  To participate in the webcast, go to CMS Energy’s home page (www.cmsenergy.com) and select “Investor Meeting.”

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items detailed in the attached summary financial statements. These items have the potential to impact, favorably or unfavorably, the company’s reported earnings in future periods.

This news release contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings.  Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s Form 10-K and Consumers Energy’s Form 10-K each for the year ended December 31, 2013 and as updated in CMS Energy’s and Consumers Energy’s subsequent Forms 10-Q.

CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

Investors and others should note that CMS Energy and Consumers Energy post important financial information using the investor relations section of the CMS Energy website, www.cmsenergy.com and Securities and Exchange Commission filings.

For more information on CMS Energy, please visit our web site at:  www.cmsenergy.com

Media Contacts: Dan Bishop, 517/788-2395 or Brian Wheeler, 517/788-2394

Investment Analyst Contact: CMS Energy Investor Relations, 517/788-2590

CMS Energy Corporation

SUMMARIZED CONSOLIDATED STATEMENTS OF INCOME

(In Millions, Except Per Share Amounts)

	Third Quarter		Nine Months
	(Unaudited)		(Unaudited)
	2014	2013	2014	2013

Operating Revenue	$1,430	$1,445	$5,421	$4,830

Operating Expenses	1,194	1,128	4,542	3,952

Operating Income	$236	$317	$879	$878

Other Income	6	—	1	13

Interest Charges	101	99	303	299

Income before Income Taxes	$141	$218	$577	$592

Income Tax Expense	47	91	195	240

Net Income	$94	$127	$382	$352

Income Attributable to Noncontrolling Interests	—	1	1	2

Net Income Available to Common Stockholders	$94	$126	$381	$350

Income Per Share
Basic	$0.34	$0.48	$1.41	$1.32
Diluted	0.34	0.46	1.39	1.29

CMS Energy Corporation

SUMMARIZED CONSOLIDATED BALANCE SHEETS

(In Millions)

	September 30	December 31
	2014	2013
	(Unaudited)
Assets
Cash and cash equivalents	$493	$172
Restricted cash and cash equivalents	37	32
Other current assets	2,204	2,322
Total current assets	$2,734	$2,526
Plant, property, and equipment	13,045	12,246
Other non-current assets	2,602	2,644
Total Assets	$18,381	$17,416

Liabilities and Equity
Current liabilities	$958	$1,213
Non-current liabilities	4,855	4,741
Capitalization
Debt, capital leases, and financing obligation (*)
Debt, capital leases, and financing obligation (excluding non-recourse and securitization debt)	7,624	7,227
Non-recourse debt	798	652
Total debt, capital leases, and financing obligation	8,422	7,879
Noncontrolling interests	37	37
Common stockholders’ equity	3,670	3,454
Total capitalization	$12,129	$11,370
Securitization debt	439	92
Total Liabilities and Equity	$18,381	$17,416

(*) Current and long-term

CMS Energy Corporation

SUMMARIZED STATEMENTS OF CASH FLOWS

(In Millions)

	Nine Months
	(Unaudited)
	2014	2013

Beginning of Period Cash	$172	$93

Cash provided by operating activities	$962	$1,118
Cash used in investing activities	(1,347)	(1,004)
Cash flow from operating and investing activities	$(385)	$114
Cash provided by financing activities	706	53
Total Cash Flow	$321	$167

End of Period Cash	$493	$260

CMS Energy Corporation

SUMMARY OF CONSOLIDATED EARNINGS

Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income

(In Millions, Except Per Share Amounts)

	Third Quarter		Nine Months
	(Unaudited)		(Unaudited)
	2014	2013	2014		2013

Net Income Available to Common Stockholders	$94	$126	$381		$350

Reconciling Items:
Discontinued Operations (Income) Loss	*	*	(*	)	*

Restructuring Costs and Other	9	*	9		*

Adjusted Net Income - Non-GAAP Basis	$103	$126	$390		$350

Average Number of Common Shares Outstanding
Basic	274	265	269		264
Diluted	275	272	274		272

Basic Earnings Per Average Common Share

Net Income Per Share as Reported	$0.34	$0.48	$1.41		$1.32

Reconciling Items:
Discontinued Operations (Income) Loss	*	*	(*	)	*

Restructuring Costs and Other	0.03	*	0.03		*

Adjusted Net Income - Non-GAAP Basis	$0.37	$0.48	$1.44		$1.32

Diluted Earnings Per Average Common Share

Net Income Per Share as Reported	$0.34	$0.46	$1.39		$1.29

Reconciling Items:
Discontinued Operations (Income) Loss	*	*	(*	)	*

Restructuring Costs and Other	0.03	*	0.03		*

Adjusted Net Income - Non-GAAP Basis	$0.37	$0.46	$1.42		$1.29

Note:

Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items detailed in these summary financial statements.

* Less than $500 thousand or $0.01 per share.